COMMON STOCK

PARAMOUNT GOLD AND SILVER CORP.

UNDERWRITING AGREEMENT

October 8, 2009

DAHLMAN ROSE & COMPANY, LLC
BLACKMONT CAPITAL INC.

c/o Dahlman Rose & Company, LLC
142 West 57th Street
New York, New York 10019

Ladies/Gentlemen:

Paramount Gold and Silver Corp., a corporation organized and existing under the laws of Delaware (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 16,000,000 shares (the "Firm Shares") of its common stock, $0.001 par value per share (the "Common Stock"), and, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, at the option of the Underwriters, up to an additional 2,400,000 shares (the "Additional Shares") of Common Stock.  The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the "Shares".  Dahlman Rose & Company, LLC is acting as lead manager (the "Lead Manager") in connection with the offering and sale of the Shares contemplated herein (the "Offering").

The Company understands that the Underwriters propose to make a public offering of the Shares in the United States and in the Province of Ontario, Canada, either directly or through their respective U.S. or Canadian broker-dealer affiliates upon the terms set forth in the Prospectuses (as defined below) as soon as the Underwriters deem advisable after this Agreement has been executed and delivered.

1.      Representations and Warranties of the Company.  The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a)                 The Company has filed with the Securities and Exchange Commission (the "Commission") a shelf registration statement on Form S-3 (No. 333-153104) relating to the offer and sale, from time to time, of up to $80,000,000 of the Company's Common Stock and Common Stock purchase warrants (the initial filing and all pre-effective amendments thereto collectively being referred to as the "Initial Registration Statement"); and such Initial Registration Statement, and any post-effective amendment thereto, each in the form previously delivered to you, have been declared effective by the Commission in such form (the base prospectus filed as part of the Initial Registration Statement, in the form in which it has been most recently filed with the Commission on or prior to the date of this Agreement, the "U.S. Base Prospectus").    All conditions for use of Form S-3 to register the distribution of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), have been satisfied.  The various parts of the Initial Registration Statement, including all exhibits thereto and including any information in a prospectus or prospectus supplement relating to the Shares that is filed with the Commission and deemed or retroactively deemed by virtue of Rule 430B under the Securities Act to be a part of such registration statement, each as amended at the time such part of the Initial Registration Statement became effective under the Securities Act with respect to the Underwriters, are hereafter collectively referred to as the "Registration Statement."  Any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the effective date of the Initial Registration Statement that is incorporated by reference therein.  No stop order suspending the effectiveness of the Initial Registration Statement or any post-effective amendment thereto has been issued and no proceeding for that purpose has been initiated or threatened by the Commission.  The prospectus supplement relating to the Shares, in the form first filed with the Commission pursuant to Rule 424(b) under the Securities Act, which includes the pricing information omitted from the U.S. Pricing Prospectus (as defined below), is hereafter referred to as the "U.S. Prospectus".  Any preliminary prospectus supplement relating to the Shares filed with the Commission pursuant to Rule 424 under the Securities Act is hereafter referred to as a "U.S. Preliminary Prospectus Supplement"; and the U.S. Preliminary Prospectus Supplement relating to the Shares, as amended or supplemented immediately prior to the Applicable Time (as defined below), is hereafter referred to as the "U.S. Pricing Prospectus".

(b)                 The Company is qualified to file a MJDS (as defined below) shelf prospectus pursuant to the MJDS and has prepared and filed a preliminary MJDS shelf prospectus dated September 11, 2009 (the "Canadian Preliminary Base Shelf Prospectus") and a final MJDS shelf prospectus dated September 28, 2009 (the "Canadian Final Base Shelf Prospectus") providing for the offer and sale, from time to time, of up to $80,000,000 of the Company's Common Stock and Common Stock purchase warrants with the Ontario Securities Commission (the "Canadian Qualifying Authority"); and a prospectus receipt (a "Receipt") has been issued by the Canadian Qualifying Authority pursuant to the Securities Act (Ontario) for each of the Canadian Preliminary Base Shelf Prospectus and the Canadian Final Base Shelf Prospectus.  The term "Canadian Base Prospectus" means the Canadian Final Base Shelf Prospectus, including documents incorporated therein by reference, filed in accordance with the multi-jurisdictional disclosure system described in National Instrument 71-101 – The Multijurisdictional Disclosure System of the Canadian Securities Administrators, as amended (the "MJDS"), the rules and procedures established under all applicable securities laws in the Province of Ontario and the respective regulations and rules under such laws together with applicable published policy statements and instruments of the Canadian Qualifying Authority (collectively, "Canadian Securities Laws").  Any preliminary prospectus filed with the Canadian Qualifying Authority under the MJDS relating to the Offering is hereinafter referred to as a "Canadian Preliminary Prospectus Supplement".  The term "Canadian Pricing Prospectus" means the Canadian Preliminary Prospectus Supplement relating to the Offering, which excluded certain pricing information, filed with the Canadian Qualifying Authority in accordance with the MJDS on October 5, 2009, together with the Canadian Base Prospectus, including all documents incorporated therein by reference.  The term "Canadian Prospectus" means the prospectus supplement (the "Canadian Prospectus Supplement") relating to the Offering, which includes the pricing information omitted from the Canadian Pricing Prospectus, to be dated the date hereof and filed with the Canadian Qualifying Authority in accordance with the MJDS, together with the Canadian Base Prospectus, including all documents incorporated therein by reference.  No order suspending the distribution of the Shares or any other securities of the Company or preventing or suspending the use of the Canadian Base Prospectus or any Canadian Preliminary Prospectus Supplement has been issued by the Canadian Qualifying Authority and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Canadian Qualifying Authority, and any request on the part of the Canadian Qualifying Authority for additional information has been complied with.

All references in this Agreement to the Canadian Preliminary Base Shelf Prospectus, the Canadian Final Base Shelf Prospectus, any Canadian Preliminary Prospectus Supplement and the Canadian Prospectus Supplement, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Canadian Qualifying Authority pursuant to the System for Electronic Document Analysis and Retrieval (SEDAR).

Any "issuer free writing prospectus" (as defined in Rule 433 under the Securities Act) relating to the Shares is hereafter referred to as an "Issuer Free Writing Prospectus"; and the U.S. Pricing Prospectus, as supplemented by the Issuer Free Writing Prospectuses, if any, and the information listed in Annex V hereto, taken together, are hereafter referred to collectively as the "Pricing Disclosure Package".  Any reference herein to any U.S. Preliminary Prospectus Supplement, the U.S. Base Prospectus, the U.S. Pricing Prospectus or the U.S. Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 that were filed under the Exchange Act on or before the date of such U.S. Preliminary Prospectus Supplement, U.S. Base Prospectus, U.S. Pricing Prospectus or the U.S. Prospectus, as the case may be; and any reference herein to any "amendment" or "supplement" with respect to any U.S. Preliminary Prospectus Supplement or the U.S. Base Prospectus, the U.S. Pricing Prospectus or the U.S. Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the date of such U.S. Preliminary Prospectus Supplement, U.S. Base Prospectus, U.S. Pricing Prospectus or the U.S. Prospectus, as the case may be, which is incorporated therein by reference and (ii) any such document so filed.

As used herein, "Base Prospectuses" shall mean, collectively, the Canadian Base Prospectus and the U.S. Base Prospectus; "Pricing Prospectuses" shall mean, collectively, the Canadian Pricing Prospectus and the U.S. Pricing Prospectus; and "Prospectuses" shall mean, collectively, the Canadian Prospectus and the U.S. Prospectus.

The Company was not an "ineligible issuer" (as defined in Rule 405 under the Securities Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Securities Act with respect to the Offering contemplated hereby.

All references in this Agreement to the Registration Statement, any U.S. Preliminary Prospectus Supplement, the U.S. Base Prospectus, the U.S. Pricing Prospectus, the U.S. Prospectus, or any Issuer Free Writing Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (EDGAR).

(c)                 The Registration Statement complies, and the U.S. Prospectus and any further amendments or supplements to the Registration Statement or the U.S. Prospectus will comply, in all material respects with the applicable provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Rules and Regulations"); the Registration Statement does not and will not, as of the applicable effective date as to each part of the Registration Statement and any amendment thereof or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; the U.S. Prospectus and any amendment thereof or supplement thereto, as of the time of filing thereof, as of the Closing Date (as defined below) and as of the Additional Closing Date (as defined below), if any, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any information contained in or omitted from the Registration Statement or the U.S. Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Lead Manager specifically for use therein.  The parties hereto agree that such information provided by or on behalf of any Underwriter through the Lead Manager consists solely of the material referred to in Section 16 hereof.

(d)                 The Canadian Base Prospectus and the Canadian Pricing Prospectus complied, and the Canadian Prospectus and any further amendments or supplements thereto will comply, in all material respects with the applicable requirements of Canadian Securities Laws; the Canadian Pricing Prospectus, as of the time of filing thereof, did not, and the Canadian Prospectus and any further amendments or supplements thereto will not, as of the time of filing thereof and through the Closing Date and the Additional Closing Date, if any, include any untrue statement of a material fact or omit to state a material fact that is required to be stated or necessary in order to make the statements therein, in light of the circumstances under which they were made, not false or misleading; and the Canadian Pricing Prospectus, as of the time of filing thereof, constituted, and the Canadian Prospectus and any further amendments or supplements thereto will, as of the time of filing thereof and through the Closing Date and the Additional Closing Date, if any, constitute, full, true and plain disclosure of all material facts relating to the Shares and to the Company; provided, however, that this representation and warranty shall not apply to any information contained in or omitted from the Canadian Pricing Prospectus or the Canadian Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Lead Manager specifically for use therein.  The parties hereto agree that such information provided by or on behalf of any Underwriter through the Lead Manager consists solely of the material referred to in Section 16 hereof.

(e)                 No order preventing or suspending the use of any U.S. Preliminary Prospectus, the U.S. Base Prospectus, the U.S. Pricing Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each U.S. Preliminary Prospectus Supplement and the U.S. Pricing Prospectus, at the time of filing thereof, complied in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any information contained in or omitted from any U.S. Preliminary Prospectus Supplement or the U.S. Pricing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Lead Manager specifically for use therein.  The parties hereto agree that such information provided by or on behalf of any Underwriter through the Lead Manager consists solely of the material referred to in Section 16 hereof.

(f)                 For purposes of this Agreement, the "Applicable Time" is 5:00 p.m. (New York City time) on October 8, 2009.  The Pricing Disclosure Package, as of the Applicable Time, did not, and from the Applicable Time through the Closing Date and the Additional Closing Date, if any, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  Each Issuer Free Writing Prospectus complies in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations, and does not include information that conflicts with the information contained in the Registration Statement, the Pricing Prospectuses or the Prospectuses, and any Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  No representation and warranty is made in this Section 1(f) with respect to any information contained in or omitted from the Pricing Disclosure Package or any Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Lead Manager specifically for use therein.  The parties hereto agree that such information provided by or on behalf of any Underwriter through the Lead Manager consists solely of the material referred to in Section 16 hereof.

(g)                The documents incorporated or deemed to be incorporated by reference in the Pricing Prospectuses and the Prospectuses, at the time they were or hereafter are filed with the Commission or the Canadian Qualifying Authority, as applicable, complied and will comply in all material respects with the requirements of the Securities Act, the Exchange Act, the Rules and Regulations and Canadian Securities Laws, as applicable, and, when read together with the other information in the Pricing Prospectuses and the Prospectuses, as applicable, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h)                 HLB Cinnamon Jang Willoughby & Company, who have audited the consolidated financial statements and supporting schedules and information of the Company and its subsidiaries (each, a "Subsidiary" and, collectively, the "Subsidiaries") that are included or incorporated by reference in the Registration Statement, the Pricing Prospectuses and the Prospectuses, and whose reports appear or are incorporated by reference in the Registration Statement, the Pricing Prospectuses and the Prospectuses are independent with respect to the Company as required by Canadian Securities Laws and are independent registered public accountants as required by the Securities Act, the Rules and Regulations, and the Exchange Act.

(i)                 Subsequent to the respective dates as of which information is given in the Registration Statement, the Pricing Prospectuses and the Prospectuses, except as disclosed in the Pricing Prospectuses and the Prospectuses, (i) the Company has not declared or paid any dividends, or made any other distribution of any kind, on or in respect of its capital stock, (ii) there has not been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries, (iii) neither the Company nor any Subsidiary has sustained any material loss or interference with its business or properties from fire, explosion, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and (iv) there has not been any material adverse change or any development reasonably likely to result in a material adverse change, whether or not arising from transactions in the ordinary course of business, in or affecting the business, management, condition (financial or otherwise), results of operations, properties or prospects of the Company and the Subsidiaries, taken as a whole.  Since the date of the latest balance sheet included, or incorporated by reference, in the Registration Statement, the Pricing Prospectuses and the Prospectuses, neither the Company nor any Subsidiary has incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company and the Subsidiaries, taken as a whole, except for liabilities, obligations and transactions which are disclosed in the Pricing Prospectuses and the Prospectuses.

(j)                 No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary of the Company.

(k)                The Company has an authorized and outstanding capitalization as set forth in the Pricing Prospectuses and the Prospectuses, and all of the issued and outstanding shares of capital stock of the Company are fully paid and non-assessable and have been duly and validly authorized and issued, in compliance with all applicable state, U.S. federal and Canadian securities laws and not in violation of or subject to any preemptive or similar right that entitles any person to acquire from the Company or any Subsidiary any Common Stock or other security of the Company or any security convertible into, or exercisable or exchangeable for, Common Stock or any other such security (any "Relevant Security"), except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement. The Company's direct or indirect percentage ownership of the shares of the Subsidiaries is accurately disclosed in Exhibit A hereto.  All of the issued shares of capital stock of or other ownership interests in each Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares and as otherwise set forth in the Pricing Prospectuses and the Prospectuses) are owned directly or indirectly by the Company free and clear of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (any "Lien").

(l)                 The Company has full power and authority (corporate or otherwise) to issue the Shares and to perform its obligations hereunder.  The Shares to be delivered on the Closing Date and the Additional Closing Date, if any, have been duly and validly authorized and, when issued and delivered in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable, will have been issued in compliance with all applicable state, U.S. federal and Canadian securities laws and will not have been issued in violation of or subject to any preemptive or similar right that entitles any person to acquire any Relevant Security from the Company.  The Common Stock and the Shares conform to the descriptions thereof contained in the Registration Statement, the Pricing Prospectuses and the Prospectuses.  Except as disclosed in the Pricing Prospectuses and the Prospectuses, the Company has no outstanding warrants, options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Relevant Security.  Except as disclosed in the Pricing Prospectuses and the Prospectuses, no holder of any Relevant Security has any rights to require registration or qualification under the Securities Act or the Canadian Securities Laws of any Relevant Security in connection with the offer and sale of the Shares contemplated hereby, and any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof.

(m)               The Subsidiaries listed in Exhibit A hereto are the only subsidiaries of the Company (within the meaning of Rule 405 under the Securities Act).  Each of the Company and each Subsidiary has been duly organized and validly exists as a corporation, partnership or limited liability company in good standing under the laws of its jurisdiction of organization.  Each of the Company and each Subsidiary is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which (individually and in the aggregate) could not reasonably be expected to have a material adverse effect on (i) the business, management, condition (financial or otherwise), results of operations, properties or prospects of the Company and the Subsidiaries, taken as a whole, or (ii) the ability of the Company to consummate the Offering or any other transaction contemplated by this Agreement (a "Material Adverse Effect").

(n)                The Company and each Subsidiary has all requisite power and authority, and, except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectuses, all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, U.S., Canadian or foreign (collectively, the "Consents"), to own, lease and operate its properties and conduct its business as it is now being conducted and as disclosed in the Registration Statement, the Pricing Prospectuses and the Prospectuses, and each such Consent is valid and in full force and effect, except in each case as could not reasonably be expected to have a Material Adverse Effect.  Neither the Company nor any Subsidiary has received notice of any investigation or proceedings which, if decided adversely to the Company or any such Subsidiary, could reasonably be expected to result in a Material Adverse Effect. The Company and the Subsidiaries are not aware of any pending change or contemplated change to any applicable law or regulation or governmental position that could reasonably be expected to result in a Material Adverse Effect.

(o)                This Agreement has been duly and validly authorized, executed and delivered by the Company.

(p)                There are no reports or information that in accordance with the requirements of Canadian Securities Laws must be made publicly available in connection with the Offering of the Shares that have not been made publicly available as required; there are no documents required to be filed as of the date hereof with the Canadian Qualifying Authority or with any other Canadian securities regulatory authority in connection with the Offering of the Shares that have not been filed as required; the Company has not filed any confidential material change reports or similar confidential report with any Canadian securities regulatory authority that is still maintained on a confidential basis.

(q)                The issue and sale of the Shares, the compliance by the Company with this Agreement and the consummation of the transactions herein contemplated do not and will not (i) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any Lien upon any property or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or their respective properties, operations or assets may be bound or (ii) violate or conflict with any provision of the certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents of the Company or any Subsidiary, or (iii) violate or conflict with any statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, domestic or foreign, except (in the case of clauses (i) and (iii) above) as could not reasonably be expected to have a Material Adverse Effect.

(r)                 No Consent of, with or from any judicial, regulatory or other legal or governmental agency or body, domestic or foreign, is required for the execution, delivery and performance of this Agreement or consummation of the transactions contemplated by this Agreement, except the registration under the Securities Act of the Shares and the qualification of the Shares for distribution in the Province of Ontario as contemplated by this Agreement, necessary approvals of the Toronto Stock Exchange (the "TSX") and the NYSE Amex LLC ("NYSE Amex") and any consents as may be required under state or foreign securities or blue sky laws, or the by-laws and rules of the Financial Industry Regulatory Authority, Inc. ("FINRA") in connection with the purchase and distribution of the Shares by the Underwriters.

(s)                Except as disclosed in the Registration Statement, the Pricing Prospectuses and the Prospectuses, there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, U.S., Canadian or foreign, pending to which the Company or any Subsidiary is a party or of which any property, operations or assets of the Company or any Subsidiary is the subject which, individually or in the aggregate, if determined adversely to the Company or any Subsidiary, could reasonably be expected to have a Material Adverse Effect; to the Company's knowledge, no such proceeding, litigation or arbitration is threatened or contemplated, which, individually or in the aggregate, if determined adversely to the Company or any Subsidiary, could reasonably be expected to have a Material Adverse Effect.

(t)                 The consolidated financial statements, including the notes thereto, and the supporting schedules included or incorporated by reference in the Registration Statement, the Pricing Prospectuses and the Prospectuses present fairly, in all material respects, the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company and its consolidated Subsidiaries; except as otherwise stated in the Registration Statement, the Pricing Prospectuses and the Prospectuses, said consolidated financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved and the supporting schedules included in the Registration Statement, the Pricing Prospectuses and the Prospectuses present fairly, in all material respects, the information required to be stated therein.  No other financial statements or supporting schedules are required to be included in the Registration Statement, the Pricing Prospectuses and the Prospectuses by Canadian Securities Laws, the Securities Act, the Exchange Act or the Rules and Regulations.  The other financial and statistical information included or incorporated by reference in the Registration Statement, the Pricing Prospectuses and the Prospectuses, including the selected consolidated financial data set forth under the captions "Selected consolidated financial data" and "Capitalization" in the Pricing Prospectuses and the Prospectuses, present fairly in all material respects the information included therein and have been prepared on a basis consistent with that of the financial statements that are included or incorporated by reference in the Registration Statement, the Pricing Prospectuses and the Prospectuses and the books and records of the Company.

(u)                There has not been any reportable event (within the meaning of National Instrument 51-102 – Continuous Disclosure Obligations of the Canadian Securities Administrators) between the Company and its auditors.

(v)                The statistical, industry-related and market-related data included in the Registration Statement, the Pricing Prospectuses and the Prospectuses is based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate in all material respects, and such data agrees with the sources from which it is derived.

(w)               The Common Stock has been registered pursuant to Section 12(b) of the Exchange Act.  The Common Stock is listed on the TSX and the NYSE Amex, the Company is not in default of any listing requirements of the TSX or the NYSE Amex applicable to the Company, and the Company has taken no action designed to terminate, or reasonably likely to have the effect of terminating, the registration of the Common Stock under the Exchange Act or designed to de-list, or reasonably likely to have the effect of de-listing, the Common Stock from the TSX or the NYSE Amex, nor has the Company received any notification that the Commission, the Canadian Qualifying Authority, the TSX or the NYSE Amex is contemplating terminating such registration or listing, as applicable.

(x)                The Company and its Subsidiaries maintain a system of internal accounting and other controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  The books and records of the Company and each of the Subsidiaries disclose all of their material financial transactions and such transactions have been fairly and accurately recorded.

(y)                The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company's principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with United States generally accepted accounting principles. The Company's and its Subsidiaries' internal control over financial reporting is effective and the Company and its Subsidiaries are not aware of any material weaknesses in their internal control over financial reporting. Since the date of the latest audited consolidated financial statements included or incorporated by reference in the Pricing Prospectuses and the Prospectuses there has been no change in the Company's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

(z)                The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its Subsidiaries is made known to the Company's principal executive officer and principal financial officer by others within those entities.  Such disclosure controls and procedures are effective.

(aa)              There is and has been no failure on the part of the Company or any of its directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including, without limitation, Section 402 related to loans and Sections 302 and 906 related to certifications. Neither the Company nor any of the Subsidiaries is indebted to any of its directors or officers, other than on account of directors fees or expenses accrued but not paid, or to the best of its knowledge, to any of its stockholders.  The Company has not guaranteed or agreed to guarantee any debt, liability or other obligation of any kind whatsoever of any person, firm or corporation of any kind whatsoever other than of a Subsidiary.

(bb)             Neither the Company nor any of its affiliates (within the meaning of Rule 144 under the Securities Act) has taken, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares.

(cc)              Neither the Company nor any of its affiliates (within the meaning of Rule 144 under the Securities Act) has, prior to the date hereof, made any offer or sale of any securities which could be "integrated" (within the meaning of the Securities Act and the Rules and Regulations) with the offer and sale of the Shares pursuant to the Registration Statement.

(dd)             The statements set forth in the Pricing Prospectuses and the Prospectuses under the caption "Description of Common Stock", insofar as they purport to constitute a summary of the terms of the Common Stock, under the caption "Underwriting", insofar as they purport to constitute a summary of the terms of the Underwriting Agreement, and under the caption "Material United States Federal Income Tax Considerations for Non-U.S. Holders", insofar as they purport to describe the provisions of the laws referred to therein, and in the Canadian Pricing Prospectus and the Canadian Prospectus under "Purchasers' Statutory Rights", insofar as they purport to describe the provisions of the laws referred to therein, are accurate and fair in all material respects.

(ee)              The Company is not registered and, upon consummation of the transactions contemplated by this Agreement, and after giving effect to application of the net proceeds of the Offering as described in the Pricing Prospectuses and the Prospectuses, will not be required to register as an "investment company" under the Investment Company Act of 1940, as amended, and is not and will not be an entity "controlled" by an "investment company" within the meaning of such act.

(ff)               Except as disclosed in the Pricing Prospectuses and the Prospectuses, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement.

(gg)             Except as disclosed in the Pricing Prospectuses and the Prospectuses, neither the Company nor any of its Subsidiaries (i) has any material lending or other relationship with any bank or lending affiliate of any of the Underwriters or (ii) intends to use any of the proceeds from the sale of the Shares hereunder to repay any outstanding debt owed to any affiliate of any of the Underwriters.

(hh)             The Company and each Subsidiary owns or leases all such properties as are necessary to the conduct of its business as presently operated and as proposed to be operated as described in the Pricing Prospectuses and the Prospectuses. The Company and the Subsidiaries have good and marketable title to all real property and good and marketable title to all personal property owned by them, in each case free and clear of any and all Liens except such as are described in the Pricing Prospectuses and the Prospectuses or such as do not (individually or in the aggregate) materially affect the value of such property or materially interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease or sublease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material to, and do not materially interfere with, the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries. Neither the Company nor any Subsidiary has received any notice of any claim materially adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any Subsidiary.

(ii)                All interests in material mining claims, concessions, exploitation or extraction rights or similar rights ("Mining Claims") that are held by the Company or any of its Subsidiaries are completely and accurately described in all material respects in the Pricing Prospectuses and the Prospectuses and are in good standing, are valid and enforceable, are free and clear of any material liens or charges, and no material royalty is payable in respect of any of them, except as disclosed in the Pricing Prospectuses and the Prospectuses.  Except as disclosed in the Pricing Prospectuses and the Prospectuses, no other material property rights are necessary for the conduct of the Company's business as described therein, and there are no material restrictions on the ability of the Company and its Subsidiaries to use, transfer or otherwise exploit any such property rights except as required by applicable law and the Company does not know of any claim or basis for a claim that may adversely affect the Company's or any Subsidiary's rights in any material respect.  Except as disclosed in the Pricing Prospectuses and the Prospectuses, the Mining Claims held by the Company or its Subsidiaries cover the properties required by the Company for the purposes described in the Pricing Prospectuses and the Prospectuses.

(jj)                Except as disclosed in the Pricing Prospectuses and the Prospectuses, the information relating to estimates by the Company of the measured, indicated and inferred resources associated with its mineral property projects contained in the Pricing Prospectuses and the Prospectuses has been prepared in all material respects in accordance with National Instrument 43-101- Standards of Disclosure for Mineral Projects ("NI 43-101").  The Company believes that all of the assumptions underlying such resource estimates are reasonable and appropriate, and that the projected results relating to its projects and summarized in the Pricing Prospectuses and the Prospectuses are achievable by the Company. The Company has duly filed with the applicable regulatory authorities all reports required by NI 43-101, and all such reports comply with the requirements of such instrument in all material respects.

(kk)              The Company and the Subsidiaries maintain insurance in such amounts and covering such risks as is customary for companies engaged in similar businesses in similar industries, all of which insurance is in full force and effect, except where the failure to maintain such insurance could not reasonably be expected to have a Material Adverse Effect.  There are no material claims by the Company or any Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause.  The Company reasonably believes that it will be able to renew its existing insurance as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of the business and the value of its properties at a cost that would not have a Material Adverse Effect.

(ll)                The Company and each of its Subsidiaries has filed all applicable foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect), and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect.

(mm)            There are no transfer taxes or other similar fees or charges under Canadian or U.S. federal law or the laws of any state, province or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Shares.

(nn)              No dispute between the Company and any local, native or indigenous group exists or, to the Company's knowledge, is threatened or imminent with respect to any of the Company's properties or exploration activities that could reasonably be expected to have a Material Adverse Effect.

(oo)              No labor disturbance by the employees of the Company or any Subsidiary exists or, to the Company's knowledge, is imminent and the Company is not aware of any existing or imminent labor disturbances by the employees of any of its or any Subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case (individually or in the aggregate), could reasonably be expected to have a Material Adverse Effect.

(pp)              No "prohibited transaction" (as defined in either Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")), or "accumulated funding deficiency" (as defined in Section 302 of ERISA) or other event covered by Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan subject to ERISA or the Code for which the Company or any Subsidiary would have any liability which could (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect; each employee benefit plan for which the Company or any Subsidiary would have any liability is in compliance in all material respects with applicable law, including (without limitation) ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any "pension plan" within the meaning of Section 3(2) of ERISA; and each plan for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

(qq)             There has been no storage, generation, transportation, handling, use, treatment, disposal, discharge, emission, contamination, release or other activity involving any kind of hazardous, toxic or other wastes, pollutants, contaminants, petroleum products or other hazardous or toxic substances, chemicals or materials ("Hazardous Substances") by or on behalf of the Company or any Subsidiary (or, to the Company's knowledge, any other entity for whose acts or omissions the Company is or may be liable) upon any property now or previously owned, operated, used or leased by the Company or any Subsidiary which would be a violation of or give rise to any liability under any applicable law, rule, regulation, order, judgment, decree or permit, common law provision or other legally binding standard relating to pollution or protection of human health and the environment ("Environmental Law"), except for violations and liabilities which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.  Neither the Company nor any Subsidiary has agreed to assume, undertake or provide indemnification for any liability of any other person under any Environmental Law, including any obligation for cleanup or remedial action, except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no pending or, to the Company's knowledge, threatened administrative, regulatory or judicial action, claim or notice of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any Subsidiary which, individually or in the aggregate, if determined adversely to the Company or any Subsidiary, could reasonably be expected to have a Material Adverse Effect.  Neither the Company nor any Subsidiary is subject to any order, decree, agreement or other individualized legal requirement related to any Environmental Law, which, in any case (individually or in the aggregate), could reasonably be expected to have a Material Adverse Effect.

(rr)               In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure or remediation of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties).  On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities so far as they relate to matters known to the Company as of the date of this Agreement would not, individually or in the aggregate, have a Material Adverse Effect.

(ss)              None of the Company, any Subsidiary or, to the Company's knowledge, any of its employees or agents, has at any time during the last five years (i) made any unlawful contribution to any candidate for non-United States office, or failed to disclose fully any such contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States of any jurisdiction thereof.  The operations of the Company and each Subsidiary are and have been conducted at all times in material compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.  Neither the Company nor any Subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(tt)               Neither the Company nor any Subsidiary (i) is in violation of its certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents, (ii) is in default under, and no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any Lien upon any property or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, or (iii) is in violation of any statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, U.S., Canadian or foreign, except (in the case of clauses (ii) and (iii) above) for violations or defaults that could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

(uu)             The Company has complied in all material respects with the requirements of Rule 433 under the Securities Act with respect to each Issuer Free Writing Prospectus including, without limitation, all prospectus delivery, filing, record retention and legending requirements applicable to any such Issuer Free Writing Prospectus.  The Company has not (i) distributed any offering material in connection with the Offering other than the Pricing Prospectuses, the Prospectuses and any Issuer Free Writing Prospectus set forth on Annex V hereto, or (ii) filed, referred to, approved, used or authorized the use of any "free writing prospectus" as defined in Rule 405 under the Securities Act with respect to the Offering or the Shares, except for any Issuer Free Writing Prospectus set forth in Annex V hereto and any electronic road show previously approved by the Lead Manager.

(vv)             The Company is a reporting issuer in the Province of Ontario and is not in default of any requirements of Canadian Securities Law.

(ww)            Mellon Investor Services LLC at its principal offices in the City of Denver, Colorado is the duly appointed registrar and transfer agent of the Company with respect to the Common Stock, and CIBC Mellon at its principal offices in the City of Toronto, Ontario is the duly appointed co-transfer agent of the Company with respect to the Common Stock.

(xx)              The minute books and corporate records of the Company and its Subsidiaries contain true and correct copies of all minutes of all meetings and all resolutions of the directors (and any committees of such directors) and stockholders of the Company and its Subsidiaries as at the date hereof and at the Closing Date will contain the minutes of all meetings and all resolutions of the directors (and any committees of such directors) and stockholders of the Company and its Subsidiaries.

(yy)             Each stock option granted under any stock option plan of the Company or any Subsidiary (each, a "Stock Plan") was granted with a per share exercise price no less than the fair market value per share of Common Stock on the grant date of such option, and no such grant involved any "back-dating," "forward-dating" or similar practice with respect to the effective date of such grant; each such option (i) was granted in material compliance with applicable law and with the applicable Stock Plan(s), (ii) was duly approved by the board of directors (or a duly authorized committee thereof) of the Company or such Subsidiary, as applicable, and (iii) has been properly accounted for in the Company's financial statements and disclosed, to the extent required, in the Company's filings or submissions with the Commission and the Canadian Qualifying Authority.

Any certificate signed by or on behalf of the Company and delivered to the Lead Manager or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

2.     Purchase, Sale and Delivery of the Shares.

(a)                 On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter and each Underwriter, severally and not jointly, agrees to purchase from the Company, at a price of $1.25 per share, the number of Firm Shares set forth opposite their respective names on Schedule I hereto together with any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof. As compensation for the services rendered to the Company by the Underwriters in respect of the Offering, the Company will pay to the Underwriters a fee of $0.08125 per share for Shares sold to the Underwriters under this Agreement, payable on the Closing Date (as defined below), which may be netted against payment from the Underwriters to the Company for the Firm Shares; provided that no fee shall be payable by the Company to the Underwriters in connection with any Shares purchased by FCMI Financial Corporation and its affiliates ("FCMI") in the Offering.

(b)                 Payment of the purchase price for, and delivery of certificates representing, the Firm Shares shall be made at the offices of Skadden, Arps, Slate, Meagher and Flom LLP or at such other place as shall be agreed upon by the Lead Manager and the Company, at 8:30 A.M., New York City time, on October 15, 2009, or such other time and date as the Lead Manager and the Company may agree upon in writing (such time and date of payment and delivery being herein called the "Closing Date").  Delivery of certificates for the Firm Shares shall be made to the Lead Manager through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters against payment of the purchase price for the Firm Shares by wire transfer in same day funds to or as directed in writing by the Company.  Certificates for the Firm Shares shall be registered in such name or names and shall be in such denominations as the Lead Manager may request.

(c)                In addition, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants to the Underwriters, acting severally and not jointly, the option to purchase up to 2,400,000 Additional Shares at the same purchase price per share to be paid by the Underwriters for the Firm Shares and at the same discount per share to be received by the Underwriters as set forth in Section 2(a) above, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters.  This option may be exercised at any time and from time to time, in whole or in part on one or more occasions, on or before the thirtieth day following the date of this Agreement by written notice from the Lead Manager to the Company.  Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by the Lead Manager, when the Additional Shares are to be delivered (any such date and time being herein sometimes referred to as the "Additional Closing Date"); provided, however, that no Additional Closing Date shall occur earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised.  Upon any exercise of the option as to all or any portion of the Additional Shares, each Underwriter, acting severally and not jointly, agrees to purchase from the Company the number of Additional Shares that bears the same proportion of the total number of Additional Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in Section 9 hereof) bears to the total number of Firm Shares that the Underwriters have agreed to purchase hereunder, subject, however, to such adjustments to eliminate fractional shares as the Lead Manager in its sole discretion shall make.

(d)                Payment of the purchase price for, and delivery of certificates representing, the Additional Shares shall be made at the office of Skadden, Arps, Slate, Meagher and Flom LLP, or at such other place as shall be agreed upon by the Lead Manager and the Company, at 8:30 A.M., New York City time, on the Additional Closing Date, or such other time as shall be agreed upon by the Lead Manager and the Company.  Delivery of certificates for the Additional Shares shall be made to the Lead Manager through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters against payment of the purchase price for the Additional Shares by wire transfer in same day funds to or as directed in writing by the Company.  Certificates for the Additional Shares shall be registered in such name or names and shall be in such denominations as the Lead Manager may request.

3.           Offering and Covenants of the Underwriters.  Upon authorization of the release of the Firm Shares by the Lead Manager, the Underwriters propose to offer the Shares for sale to the public upon the terms and conditions set forth in the Prospectuses. Each Underwriter, severally and not jointly, covenants and agrees with the Company that such Underwriter will not use or refer to any "free writing prospectus" (as defined in Rule 405 under the Securities Act) without the prior written consent of the Company, except for any Issuer Free Writing Prospectus set forth in Annex V hereto and any electronic road show previously approved by the Company.  The Company and each Underwriter, severally and not jointly, agrees that any such free writing prospectus, the use of which has been consented to by the Company and the Underwriters, is listed in Annex V hereto.

4.           Covenants of the Company.  In addition to the other covenants and agreements of the Company contained herein, the Company further covenants and agrees with each of the Underwriters that:

(a)                Prior to the later of the last date on which an Additional Closing Date, if any, may occur, and the termination of the Offering of the Shares, the Company will not file any amendment to the Registration Statement or supplement or amendment to the Prospectuses unless the Company has furnished a copy to the Lead Manager and its legal counsel for their review prior to filing and will not file any such proposed amendment or supplement to which the Lead Manager reasonably objects.  The Company will cause the Prospectuses, properly completed, and any supplement thereto to be filed, each in a form reasonably acceptable to the Lead Manager with the Canadian Qualifying Authority in accordance with the MJDS (in the case of the Canadian Prospectus) and with the Commission (in the case of the U.S. Prospectus) within the time period prescribed and will provide evidence satisfactory to the Lead Manager of such timely filings. The Company will promptly advise the Lead Manager (1) when the U.S. Prospectus and any supplement thereto shall have been filed with the Commission, (2) when the Canadian Prospectus shall have been filed with the Canadian Qualifying Authority pursuant to the MJDS, (3) when, prior to termination of the Offering of the Shares, any amendment to the Registration Statement or the Canadian Prospectus shall have been filed or become effective or a Receipt in respect of any such amendment has been issued, as the case may be, (4) of any request by the Canadian Qualifying Authority or the Commission for any amendment of or supplement to the Canadian Prospectus, the Registration Statement or the U.S. Prospectus, as applicable, or for any additional information, (5) of the Company's intention to file, or prepare any supplement or amendment to, the Registration Statement, the Prospectuses or any Issuer Free Writing Prospectus, (6) of the time when any amendment to the Canadian Prospectus has been filed with or receipted by the Canadian Qualifying Authority, or of the filing with or mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the U.S. Prospectus, (7) of the issuance by the Canadian Qualifying Authority or the Commission of any cease trade order or any stop order suspending the effectiveness of the Canadian Prospectus or the Registration Statement, as applicable, or any post-effective amendment thereto, or suspending the use of any Prospectuses or any Issuer Free Writing Prospectus or, in each case, of the initiation or, to the Company's knowledge, threatening of any proceedings therefor, (8) of the receipt of any comments or communications from the Canadian Qualifying Authority, the Commission or any other regulatory authority relating to the Prospectuses, the Registration Statement, or the listing of the Shares on the TSX or the NYSE Amex, and (9) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose.  If the Canadian Qualifying Authority or the Commission shall propose or enter a cease trade order or a stop order at any time, the Company will use its best efforts to prevent the issuance of any such cease trade order or stop order and, if issued, to obtain the lifting of such order as soon as possible.

(b)                The Company will prepare and file with the Commission, promptly after the date of this Agreement, and in any event no later than 9:00 a.m. (New York City time) on October 9, 2009, the U.S. Prospectus.

(c)                The Company will prepare and file with the Canadian Qualifying Authority, promptly after the date of this Agreement, and in any event no later than 10:00 a.m. (New York City time) on October 9, 2009, and in conformity in all material respects with applicable Canadian Securities Laws, the Canadian Prospectus.

(d)                If at any time when a prospectus relating to the Shares (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required to be delivered under the Securities Act, any event shall have occurred as a result of which the Pricing Disclosure Package (prior to the availability of the U.S. Prospectus) or the U.S. Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances existing at the time of delivery of such Pricing Disclosure Package or U.S. Prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) to the purchaser, not misleading, or if to comply with the Securities Act, the Exchange Act, the Rules and Regulations or Canadian Securities Laws it shall be necessary at any time to amend or supplement the Pricing Disclosure Package, the Prospectuses, the Registration Statement or the Canadian Base Prospectus, or to file any document incorporated by reference in the Registration Statement or the Prospectuses or in any amendment thereof or supplement thereto, the Company will notify the Lead Manager promptly and prepare and file with the Commission and the Canadian Qualifying Authority an appropriate amendment, supplement or document (in form and substance satisfactory to the Lead Manager) that will correct such statement or omission or effect such compliance, and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible and/or obtain a Receipt therefore as soon as possible.  The Company, during the period when a prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required to be delivered under the Securities Act in connection with the offer or sale of the Shares, will file all reports and other documents required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act and the rules and regulations thereunder, and with the Canadian Qualifying Authority pursuant to Canadian Securities Laws, within the time periods required thereby.

(e)                The Company will not, without the prior consent of the Lead Manager, (i) make any offer relating to the Shares that would constitute a "free writing prospectus" as defined in Rule 405 under the Securities Act, except for any Issuer Free Writing Prospectus set forth in Annex V hereto and any electronic road show previously approved by the Lead Manager, or (ii) file, refer to, approve, use or authorize the use of any "free writing prospectus" as defined in Rule 405 under the Securities Act with respect to the Offering or the Shares.  If at any time any event shall have occurred as a result of which any Issuer Free Writing Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, conflict with the information in the Registration Statement, the Pricing Prospectuses or the Prospectuses as then amended or supplemented or would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances existing at the time of delivery to the purchaser, not misleading, or if to comply with the Securities Act or the Rules and Regulations it shall be necessary at any time to amend or supplement any Issuer Free Writing Prospectus, the Company will notify the Lead Manager promptly and, if requested by the Lead Manager, prepare and furnish without charge to each Underwriter an appropriate amendment or supplement (in form and substance reasonably satisfactory to the Lead Manager) that will correct such statement, omission or conflict or effect such compliance.

(f)                 The Company will comply in all material respects with the requirements of Rule 433 with respect to each Issuer Free Writing Prospectus including, without limitation, all prospectus delivery, filing, record retention and legending requirements applicable to each such Issuer Free Writing Prospectus.

(g)                The Company will promptly deliver to each of the Underwriters copies of the Canadian Base Prospectus, the Canadian Pricing Prospectus and the Canadian Prospectus and any amendment or supplement thereto, signed and certified as required by Canadian Securities Laws, a copy of any other document required to be filed by the Company in compliance with Canadian Securities Laws in connection with the Offering, and a conformed copy of the Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith.  The Company will promptly deliver to each of the Underwriters such number of copies of the Pricing Prospectuses and all amendments of and supplements to such documents, if any, as the Underwriters may reasonably request.  Prior to 10:00 A.M., New York time, on the business day next succeeding the date of this Agreement and from time to time thereafter, the Company will furnish the Underwriters with copies of the Final Prospectuses in New York City and in such other cities as the Underwriters may reasonably request, in such quantities as the Underwriters may reasonably request.

(h)                Promptly from time to time, the Company will use its reasonable best efforts, in cooperation with the Lead Manager, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions, domestic or foreign, as the Lead Manager may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject or require registration of the Shares or require the Company to file a prospectus in such jurisdiction or subject the Company to ongoing reporting requirements in such jurisdiction.

(i)                 The Company will make generally available to its security holders as soon as practicable, but in any event not later than twelve months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and the Subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations.

(j)                 During the period of 90 days from the date of the Prospectuses (the "Lock-Up Period"), without the prior written consent of the Lead Manager, the Company (i) will not, directly or indirectly, issue, offer, sell, agree to issue, offer or sell, solicit offers to purchase, grant any call option, warrant or other right to purchase, purchase any put option or other right to sell, pledge, borrow or otherwise dispose of any Relevant Security, or make any public announcement of any of the foregoing, (ii) will not establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" (in each case within the meaning of Section 16 of the Exchange Act and the Rules and Regulations) with respect to any Relevant Security, and (iii) will not otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration; and the Company will obtain an undertaking in substantially the form of Annex IV hereto of each of its officers and directors and FCMI, not to engage in any of the aforementioned transactions on their own behalf, other than the sale of Shares as contemplated by this Agreement and (i) the Company's issuance of Common Stock upon the conversion or exchange of convertible or exchangeable securities outstanding on the date hereof; (ii) the Company's issuance of Common Stock upon the exercise of currently outstanding options; (iii) the Company's issuance of Common Stock upon the exercise of currently outstanding warrants; (iv) the grant and exercise of options under, or the issuance and sale of shares pursuant to, employee stock option plans in effect on the date hereof, each as described in the Registration Statement, the Pricing Prospectuses and the Prospectuses; and (v) the Company's issuance of Common Stock to a seller in connection with the acquisition by the Company of mineral properties or other entities engaged in the mining business (including, without limitation, pursuant to an option agreement, joint venture or asset purchase), provided that the aggregate number of shares of Common Stock issued in connection with such transactions shall not exceed 20% of the number of shares of Common Stock outstanding as of the Closing Date.  The Company will not file a prospectus under Canadian Securities Laws or file a registration statement under the Securities Act in connection with any transaction by the Company or any person that is prohibited pursuant to the foregoing, except for registration statements on Form S-8 relating to employee benefit plans.

Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by the immediately preceding paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless the Lead Manager waive, in writing, such extension.  The Company will provide the Lead Manager, each officer and director of the Company and FCMI with prior notice of any such announcement that gives rise to an extension of the Lock-Up Period.

(k)                The Company will use its reasonable best efforts to maintain its status as a reporting issuer not in default under Canadian Securities Laws.

(l)                 The Company will use its reasonable best efforts to effect and maintain the listing of the Shares on the TSX and the NYSE Amex.

(m)               The Company will apply the net proceeds from the sale of the Shares as set forth under the caption "Use of Proceeds" in the Pricing Prospectuses and the Prospectuses.

(n)                 The Company will not take, and will cause its affiliates (within the meaning of Rule 144 under the Securities Act) not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares.

(o)                 The Company shall provide the Lead Manager with a draft of any press release to be issued in connection with the Offering, and will provide the Lead Manager and its counsel sufficient time to comment thereon and will issue such press release in a form reasonably acceptable to the Lead Manager and its counsel.

5.    Payment of Expenses.  Whether or not the transactions contemplated by this Agreement, the Registration Statement and the Prospectuses are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of its obligations hereunder, including the following: (i) all expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectuses, the Base Prospectuses, the Pricing Prospectuses, the Prospectuses, any Issuer Free Writing Prospectus and any and all amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the qualification of the Shares under Canadian Securities Laws, the registration of the distribution of the Shares under the Securities Act and the Offering; (iii) the cost of producing this Agreement and any agreement among Underwriters, blue sky survey, closing documents and other instruments, agreements or documents (including any compilations thereof) in connection with the Offering; (iv) all expenses in connection with the qualification of the Shares for offering and sale under state or foreign securities, or "blue sky", laws as provided in Section 4(h) hereof, including the filing fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any blue sky survey; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with compliance with the rules and regulations of FINRA in connection with the Offering; (vi) all fees and expenses in connection with listing the Shares on the TSX and the NYSE Amex; (vii) all travel expenses of the Company's officers and employees and any other expense of the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Shares; and (viii) any transfer taxes incurred in connection with this Agreement or the Offering.  The Company also will pay or cause to be paid: (a) the cost of preparing certificates representing the Shares; (b) the cost and charges of any transfer agent or registrar for the Shares; (c) the reasonable costs and expenses incurred by the Underwriters, including the reasonable fees and disbursements of their counsel (which shall not exceed, including applicable taxes, $100,000 in the aggregate) and other out of pocket expenses incurred by them in connection with the transactions contemplated by this Agreement; and (d) except as limited by Section 5(c) above, all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 5. It is understood, however, that except as provided in this Section 5 and in Sections 7, 8 and 11 hereof, the Underwriters will pay their own costs and expenses, and transfer taxes on the resale of any of the Shares by them, in connection with the transactions contemplated by this Agreement.

6.    Conditions of Underwriters' Obligations.  The several obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company herein contained, as of the date hereof and as of the Closing Date (for purposes of this Section 6, "Closing Date" shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares), to the performance by the Company of all of its obligations hereunder, and to each of the following additional conditions:

(a)                The Canadian Prospectus shall have been filed with the Canadian Qualifying Authority and the U.S. Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 4 hereof; no order of any securities commission, securities regulatory authority or stock exchange in Canada to cease distribution of the Shares under the Canadian Prospectus, as amended or supplemented, shall have been issued, and no proceedings for such purpose shall have been instituted or, to the knowledge of the Company, threatened; no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto, and no stop order suspending or preventing the use of any U.S. Preliminary Prospectus Supplement, the U.S. Pricing Prospectus, the U.S. Prospectus, any Issuer Free Writing Prospectus, any Canadian Preliminary Prospectus Supplement, the Canadian Pricing Prospectus or the Canadian Prospectus shall have been issued by the Commission or the Canadian Qualifying Authority, as applicable, and no proceedings therefor shall have been initiated or, to the knowledge of the Company, threatened by the Commission or the Canadian Qualifying Authority, as applicable; all requests for additional information on the part of the Canadian Qualifying Authority or the Commission shall have been complied with to the Underwriters' reasonable satisfaction; and all required regulatory approvals shall have been received.

(b)                 At the Closing Date, you shall have received the written opinion of Gowling Lafleur Henderson LLP, Canadian counsel for the Company, dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Underwriters, to the effect set forth in Annex I hereto.

(c)                 At the Closing Date, you shall have received the written opinion of Jeffrey G. Klein, Esq., United States counsel for the Company, dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to you, to the effect set forth in Annex II hereto.

(d)                 At the Closing Date, you shall have received the written opinion of Troutman Sanders LLP, special United States counsel for the Company, dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to you, to the effect set forth in Annex III hereto.

(e)                 At the Closing Date, you shall have received the written opinion of Tapia, Robles y Cabrera S.C., dated the Closing Date and addressed to the Underwriters, in form and substance satisfactory to the Underwriters, as to the ownership and title of the Company and its Subsidiaries to the Company's material mineral properties in Mexico, and with respect to such matters related to the transactions contemplated hereby reasonably requested by the Underwriters.

(f)                 At the Closing Date, you shall have received the written opinion of local counsel in the jurisdictions of incorporation of the Company's Subsidiaries, dated the Closing Date and addressed to the Underwriters, in form and substance satisfactory to the Underwriters, as to ownership of the Subsidiaries, due incorporation or organization, valid existence and good standing (if such concept is recognized in such jurisdiction) and such other matters as may reasonably be requested by the Underwriters.

(g)                At the Closing Date, you shall have received the written opinions of Skadden, Arps, Slate, Meagher and Flom LLP, the Underwriters' United States counsel, and Fraser Milner Casgrain LLP, the Underwriters' Canadian counsel (together, "Underwriters' Counsel"), dated the Closing Date and addressed to the Underwriters, with respect to such matters as you may require, and the Company shall have furnished to Underwriters' Counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

(h)                 At the Closing Date, you shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated the Closing Date, in form and substance satisfactory to the Underwriters, as to the accuracy of the representations and warranties of the Company set forth in Section 1 hereof as of the Closing Date, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Closing Date, and as to the matters set forth in subsections (a) and (j) of this Section 6, and as to such other matters as you may reasonably request.

(i)                 At the time this Agreement is executed and at the Closing Date, you shall have received comfort letters, from HLB Cinnamon Jang Willoughby & Company, independent registered public accountants for the Company, dated as of the date of this Agreement and as of the Closing Date, respectively, and addressed to the Underwriters, and in form and substance satisfactory to the Underwriters and Underwriters' Counsel.

(j)                 Neither the Company nor any Subsidiary shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectuses and the Prospectuses, any material loss or interference with its business or properties from fire, explosion, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, other than as set forth in the Pricing Prospectuses and the Prospectuses (exclusive of any amendment or supplement thereto); and subsequent to the dates as of which information is given in the Pricing Prospectuses and the Prospectuses (exclusive of any amendment or supplement thereto), there shall not have been any change in the capital stock or long-term debt of the Company or any Subsidiary or any change or any development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, management, condition (financial or otherwise), results of operations, properties or prospects of the Company and the Subsidiaries, taken as a whole, the effect of which, in any such case described above, is, in the reasonable judgment of the Lead Manager, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the Pricing Prospectuses and the Prospectuses (exclusive of any amendment or supplement thereto).

(k)                You shall have received a duly executed lock-up agreement from each person who is a director or officer of the Company and FCMI, in each case substantially in the form attached hereto as Annex IV.

(l)                 At the Closing Date, the Shares shall have been conditionally approved for listing on the TSX and shall be approved for listing, subject to official notice of issuance, on the NYSE Amex.

(m)                At the Closing Date, FINRA shall have confirmed orally or in writing that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements for the Offering.

(n)                The Company shall have furnished the Underwriters and Underwriters' Counsel with such other certificates, opinions or other documents as they may have reasonably requested.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Underwriters or to Underwriters' Counsel pursuant to this Section 6 shall not be reasonably satisfactory in form and substance to the Lead Manager and to Underwriters' Counsel, all obligations of the Underwriters hereunder may be cancelled by the Lead Manager at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Additional Shares may be cancelled by the Lead Manager at, or at any time prior to, the Additional Closing Date.  Notice of such cancellation shall be given to the Company in writing or by telephone.  Any such telephone notice shall be confirmed promptly thereafter in writing.

7.    Indemnification.

(a)                 The Company shall indemnify and hold harmless each Underwriter, each of the officers and directors of each Underwriter and each other person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under Canadian Securities Laws, the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Pricing Prospectus or the Prospectus, as originally filed or in any supplement thereto or amendment thereof, in the Registration Statement, as originally filed or any amendment thereof, or in any Issuer Free Writing Prospectus, or in any "issuer information" (as defined in Rule 433(h)(2) under the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or (B) in any other materials or information provided to investors by, or with the approval of, the Company in connection with any "road show" (as defined in Rule 433 under the Securities Act) for the Offering ("Marketing Materials"), or (ii) the omission or alleged omission to state in the Pricing Prospectus or the Prospectus, as originally filed or in any supplement thereto or amendment thereof, in the Registration Statement, as originally filed or any amendment thereof, or in any Issuer Free Writing Prospectus, or in any "issuer information" (as defined in Rule 433(h)(2) under the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or in any Marketing Materials, a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of any prospectus) not misleading; provided, however, that the Company will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Lead Manager expressly for use therein.  The parties agree that such information provided by or on behalf of any Underwriter through the Lead Manager consists solely of the material referred to in Section 16 hereof.  This indemnity agreement will be in addition to any liability which the Company may otherwise have, including but not limited to other liability under this Agreement.

(b)                 Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Canadian Prospectuses and the Registration Statement and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under Canadian Securities Laws, the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Pricing Prospectus or the Prospectus, as originally filed or any amendment thereof or amendment thereto, or in the Registration Statement, as originally filed or any amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Lead Manager specifically for use therein; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting commission applicable to the Shares to be purchased by such Underwriter hereunder.  The parties agree that such information provided by or on behalf of any Underwriter through the Lead Manager consists solely of the material referred to in Section 16 hereof.

(c)                 Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 7 to the extent that it is not materially prejudiced as a result thereof or otherwise has notice of any such action, and in any event shall not retrieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party.  Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case (including one local counsel in each relevant jurisdiction), but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not, in the reasonable opinion of the indemnified party, diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or in addition to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties.  No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 7 or Section 8 hereof (whether or not the indemnified party is an actual or potential party thereto), unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party.

8.           Contribution.  In order to provide for contribution in circumstances in which the indemnification provided for in Section 7 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, any contribution received by the Company from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, officers of the Company who signed the Canadian Prospectuses and the Registration Statement and each director of the Company) as incurred to which the Company and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the Offering or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bears to (y) the underwriting discount or commissions received by the Underwriters, in each case as set forth in the table on the cover page of the U.S. Prospectus.  The relative fault of each of the Company and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8.  The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.  Notwithstanding the provisions of this Section 8, (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and each officer and director of the Company shall have the same rights to contribution as the Company subject in each case to clauses (i) and (ii) of the immediately preceding sentence.  Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8 or otherwise.  The obligations of the Underwriters to contribute pursuant to this Section 8 are several in proportion to the respective number of Shares to be purchased by each of the Underwriters hereunder and not joint.

9.           Underwriter Default.

(a)                 If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates (the "Default Shares") do not (after giving effect to arrangements, if any, made by the Lead Manager pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, as the case may be, each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase from the Company that number of Default Shares that bears the same proportion of the total number of Default Shares then being purchased as the number of Firm Shares set forth opposite the name of such non-defaulting Underwriter in Schedule I hereto bears to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters, subject, however, to such adjustments to eliminate fractional shares as the Lead Manager in its sole discretion shall make.

(b)                 In the event that the aggregate number of Default Shares exceeds 10% of the number of Firm Shares or Additional Shares, as the case may be, the Lead Manager may in its discretion arrange for itself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase the Default Shares on the terms contained herein.  In the event that within five calendar days after such a default the Lead Manager does not arrange for the purchase of the Default Shares as provided in this Section 9, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Company to sell the Additional Shares, shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Sections 5, 7, 8, 10 and 11(d)) or the  non-defaulting Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

(c)                 In the event that any Default Shares are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Lead Manager or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectuses or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectuses which, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable.  The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

10.           Survival of Representations and Agreements.  All representations and warranties, covenants and agreements of the Underwriters and the Company contained in this Agreement or in certificates of officers of the Company or any Subsidiary submitted pursuant hereto, including the agreements contained in Section 5, the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 8, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company, any of its officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations and warranties contained in Section 1 and the agreements contained in Sections 5, 7, 8, 10 and 11 hereof shall survive any termination of this Agreement, including termination pursuant to Section 9 or 11 hereof.

11.           Effective Date of Agreement; Termination.

(a)                 This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

(b)                 The Underwriters shall have the right to terminate this Agreement at any time prior to the Closing Date or to terminate the obligations of the Underwriters to purchase the Additional Shares at any time prior to the Additional Closing Date, as the case may be, if, at or after the Applicable Time, (i) any domestic or international event or act or occurrence has materially disrupted the market for the Company's securities or securities in general; or (ii) trading in the Company's Common Stock shall have been suspended by the Commission, the Canadian Qualifying Authority, the TSX or the NYSE Amex or trading in securities generally on the NYSE Amex or on the TSX shall have been suspended or been made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the NYSE Amex or TSX or by order of the Commission or any other governmental authority having jurisdiction; or (iii) a banking moratorium has been declared by any U.S. state or U.S. or Canadian federal authority or any material disruption in commercial banking or securities settlement or clearance services shall have occurred; or (iv) any downgrading shall have occurred in the Company's corporate credit rating or the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act) or any such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or any notice or announcement shall have been given or made of any watch, review or possible change that does not indicate an affirmation or improvement in the rating accorded; or (v) (A) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or Canada or there is a declaration of a national emergency or war by the United States or Canada or (B) there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (A) or (B), in the reasonable judgment of the Underwriters, makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms and in the manner contemplated by the Prospectuses.

(c)                 Any notice of termination pursuant to this Section 11 shall be in writing.

(d)                 If this Agreement shall be terminated pursuant to any of the provisions hereof (other than pursuant to Section 9(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Underwriters, reimburse the Underwriters for all reasonable out-of-pocket expenses (including the fees and expenses of their counsel, which shall in no event exceed $100,000 in the aggregate), incurred by the Underwriters in connection herewith.

12.           Notices.  All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

(a)                 if sent to any Underwriter, shall be delivered, or faxed and confirmed in writing, to such Underwriter c/o Dahlman Rose & Company, LLC, 142 West 57th Street, 18th Floor, New York, New York 10019, Attention: Syndicate Department, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP at 222 Bay Street, Suite 1750, Toronto, Ontario, M5K 1J5, Attention: Riccardo A. Leofanti, Esq. and to Fraser Milner Casgrain LLP at 1 First Canadian Place, 39th Floor, 100 King Street West, Toronto, Ontario, M5X 1B2, Attention: Michael N. Melanson, Esq.;

(b)                 if sent to the Company, shall be delivered, or faxed and confirmed in writing to the Company and its counsel at the addresses set forth in the Registration Statement;

provided, however, that any notice to an Underwriter pursuant to Section 7 shall be delivered or sent by facsimile transmission to such Underwriter at its address set forth in its acceptance facsimile to the Lead Manager, which address will be supplied to any other party hereto by the Lead Manager upon request.  Any such notices and other communications shall take effect at the time of receipt thereof.

13.           Parties.  This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters and the Company and the controlling persons, directors, officers, employees and agents referred to in Sections 7 and 8 hereof, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained.  This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said controlling persons and their respective successors, officers, directors, heirs and legal representatives, and it is not for the benefit of any other person, firm or corporation.  The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

14.           Governing Law and Jurisdiction; Waiver of Jury Trial.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.  The Company irrevocably (a) submits to the jurisdiction of any court of the State of New York or the United States District Court for the Southern District of the State of New York (each a "New York Court") for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated by this Agreement, the Registration Statement and the Prospectuses (each, a "Proceeding"), (b) agrees that all claims in respect of any Proceeding may be heard and determined in any New York Court, (c) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any New York Court or from any legal process therein, (d) agrees not to commence any Proceeding other than in a New York Court, and (e) waives, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum. THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT AND THE PROSPECTUSES.

15.           [Reserved.]

16.           Underwriter Information.  The parties acknowledge and agree that, for purposes of Sections 1(c), 1(d), 1(e), 1(f) and 7 hereof, the information provided by or on behalf of any Underwriter consists solely of (i) the information included in the first and second sentences of the sixth full paragraph under the caption "Underwriting" in the Prospectuses relating to the price at which the Shares will be offered, (ii) the information included in the eleventh and twelfth full paragraphs in each case under the caption "Underwriting" in the Prospectuses relating to stabilization activities that may be undertaken by the Underwriters, and (iii) the information included in first sentence of the thirteenth full paragraph under the caption "Underwriting" in the Prospectuses relating to the provision of the Prospectuses in electronic format.

17.           No Fiduciary Relationship.  The Company hereby acknowledges that the Underwriters are acting solely as underwriters in connection with the purchase and sale of the Company's securities contemplated hereby.  The Company further acknowledges that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm's length basis, and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company, its management, shareholders or creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of such purchase and sale of the Company's securities, either before or after the date hereof.  The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect.  The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company's securities, do not constitute advice or recommendations to the Company.  The Company and the Underwriters agree that the Underwriters are acting as principal and not the agent or fiduciary of the Company and no Underwriter has assumed, and no Underwriter will assume, any advisory responsibility in favor of the Company with respect to the transactions contemplated hereby or the process leading thereto (irrespective of whether any Underwriter has advised or is currently advising the Company on other matters).  The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any fiduciary, advisory or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

18.           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile transmission shall constitute valid and sufficient delivery thereof.

19.           Headings.  The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

20.           Time is of the Essence.  Time shall be of the essence of this Agreement.  As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. and the Canadian Qualifying Authority's office in Toronto, Ontario are open for business.

[signature page follows]

If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Very truly yours,

PARAMOUNT GOLD AND SILVER CORP.

By:	/s/ Christopher Crupi
	Name:	Christopher Crupi
	Title:	Chief Executive Officer

Accepted as of the date first above written

DAHLMAN ROSE & COMPANY, LLC

By:	/s/ Robert Brinberg
	Name:	Robert Brinberg
	Title:	Chief Operating Officer

BLACKMONT CAPITAL INC.

By:	/s/ Rick Vernon
	Name:	Rick Vernon
	Title:	Managing Director

SCHEDULE I

Underwriter	Total Number of Firm Shares to be Purchased	Number of Additional Shares to be Purchased if Option is Fully Exercised
Dahlman Rose & Company, LLC	10,400,000	1,560,000
Blackmont Capital Inc.	5,600,000	840,000
Total	16,000,000	2,400,000

EXHIBIT A

Subsidiaries

Name of Subsidiary	Jurisdiction	Ownership (%)
Paramount Gold de Mexico S.A. de C.V.	Mexico (federal)	99.99%(1)
Minera Gama S.A. de C.V.	Mexico (federal)	99.99%(2)
Magnetic Resources Ltd.	British Columbia	100%

(1)	One share of Paramount Gold de Mexico S.A. de C.V. is held by Christopher Crupi.

(2)	Two shares of Minera Gama S.A. de C.V. are held by Christopher Crupi.

ANNEX I

Form of Opinion of Gowling Lafleur Henderson LLP

1.	The Company is duly licensed or is otherwise qualified to carry on business in the Province of Ontario as an extra-provincial corporation under the Extra-Provincial Corporations Act (Ontario).

2.
The Common Stock currently outstanding is listed on the TSX and the Shares have been conditionally approved for listing on the TSX, subject to the fulfillment of the conditions set out in the letter dated October 8, 2009 from the TSX granting conditional approval of the listing on the TSX of the Shares.

3.
The execution, delivery and performance of the Underwriting Agreement and consummation of the transactions contemplated by the Underwriting Agreement and the Prospectuses do not and will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, any agreement set forth in Schedule A to such counsel's opinion (which schedule shall be limited to those agreements governed by laws of any Canadian jurisdiction), or (B) or conflict with any Ontario corporate or securities law statute, rule or regulation.

4.	The Company is a "reporting issuer" under the securities legislation of the Province of Ontario and is not on the list of defaulting issuers maintained thereunder.

5.	The statements under the caption "Purchasers' Statutory Rights" in the Canadian Pricing Prospectus and the Canadian Prospectus are the statements required by Canadian Securities Laws.

6.
All necessary documents have been filed, all requisite proceedings have been taken and all approvals, permits, consents and authorizations of the securities regulatory authorities under Canadian Securities Laws have been obtained by the Company to qualify the distribution of the Shares in the Province of Ontario through registrants duly registered under Canadian Securities Laws who have complied with the relevant provisions of such laws and the terms of such registration.

ANNEX II

Form of Opinion of Jeffrey G. Klein, Esq.

1.
The Company has been duly organized and validly exists as a corporation in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own, lease or license, as the case may be, its properties and conduct its business as described in the U.S. Pricing Prospectus and the U.S. Prospectus.

2.
The Company has an authorized capitalization as set forth in the U.S. Pricing Prospectus and the U.S. Prospectus.  All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are not in violation of or subject to any preemptive or, to the best of such counsel's knowledge, similar rights that entitle or will entitle any person to acquire any Shares from the Company upon issuance or sale thereof.  The Shares to be delivered on the Closing Date and the Additional Closing Date, if any, have been duly and validly authorized and, when delivered in accordance with the Underwriting Agreement, will be duly and validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to preemptive or, to the best of such counsel's knowledge, similar rights that entitle or will entitle any person to acquire any Shares from the Company upon issuance or sale thereof.  The Common Stock, the Firm Shares and the Additional Shares conform to the descriptions thereof contained in the Registration Statement, the U.S. Pricing Prospectus and the U.S. Prospectus.

3.	The Common Stock currently outstanding is listed on the NYSE Amex, and the Shares are duly authorized for listing on the NYSE Amex.

4.	The Underwriting Agreement has been duly and validly authorized by the Company.

5.
To the best of such counsel's knowledge and other than as set forth in the U.S Pricing Prospectus and the U.S. Prospectus, there are no judicial, regulatory or other legal or governmental proceedings pending by or before any court or governmental agency, authority or body to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated.

6.
The execution, delivery, and performance of the Underwriting Agreement and consummation of the transactions contemplated by Underwriting Agreement do not and will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to any agreement set forth in Schedule A to such counsel's opinion (which schedule shall be limited to those documents described in the Registration Statement, the Prospectuses or the documents incorporated therein by reference) or (B) violate or conflict with any provision of the certificate of incorporation or by-laws of the Company or any of its Subsidiaries, or, to the best knowledge of such counsel, any judgment, decree, order, statute, rule or regulation of any court or any judicial, regulatory or other legal or governmental agency or body.

7.
The documents incorporated by reference in the Registration Statement and the Prospectus or any amendment thereof or supplement thereto (other than the financial statements and schedules, other financial data (including financial forecasts or projections), and any mineral reserve or resource estimates, in each case included or incorporated by reference therein, as to which such counsel shall not express any opinion) when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the Securities Act or the Exchange Act, as applicable, and the Rules and Regulations.

8.
The statements under the caption "Description of Common Stock" in the U.S. Pricing Prospectus and the U.S. Prospectus, and the statements under Item 15 of Part II of the Registration Statement, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings.

9.	To the best knowledge of such counsel, no contract or agreement is required to be filed as an exhibit to the Registration Statement that is not so filed.

10.
The Company is not in violation of its charter or by-laws and, to such counsel's knowledge after due inquiry, the Company is not in default in the performance of any obligation, agreement, covenant or condition contained in any agreement set forth in Schedule A to such counsel's opinion (which schedule shall be limited to those documents described in the Registration Statement, the Prospectuses or the documents incorporated therein by reference).

2

ANNEX III

Form of Opinion of Troutman Sanders LLP

1.	The Underwriting Agreement has been duly and validly executed and delivered by the Company.

2.
No consent, approval, authorization, order, registration, filing or qualification of or with any regulatory or other legal or governmental agency or body, or, to such counsel's knowledge, any court, is required for the execution, delivery and performance of the Underwriting Agreement or consummation of the transactions contemplated by the Underwriting Agreement, except for (1) such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion), (2) such as have been made or obtained under the Securities Act and (3) such as are required by FINRA.

3.
The Registration Statement and the U.S. Prospectus and any amendments thereof or supplements thereto (other than the financial statements and schedules, other financial and statistical data (including financial forecasts or projections), and any mineral reserve or resource estimates or other data derived therefrom, in each case included or incorporated by reference therein, as to which such counsel shall not express any opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations.

4.
The statements under the caption "Material United States Federal Income Tax Considerations for Non-U.S. Holders" in the U.S. Pricing Prospectus and the U.S. Prospectus, insofar as such statements constitute a summary of the legal matters referred to therein, fairly present the information called for with respect to such legal matters.

5.
The statements under the caption "Underwriting" in the U.S. Pricing Prospectus and the U.S. Prospectus, insofar as such statements purport to summarize certain provisions of the Underwriting Agreement, fairly summarize such provisions in all material respects.

6.
The Company is not registered and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the U.S. Prospectus, will not be, required to register as an "investment company," as such term is defined in the Investment Company Act of 1940, as amended, under such Act.

7.
The Registration Statement is effective under the Securities Act, and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued and no proceedings therefor have been initiated or threatened by the Commission and all filings required by Rule 424(b), Rule 430B and Rule 433 under the Securities Act have been made in the manner and in the time period required therein.

3

In addition, such opinion shall also contain a statement that such counsel has participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and the Underwriters at which the contents of the Registration Statement, the U.S. Pricing Prospectus and the U.S. Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the U.S. Pricing Prospectus or the U.S. Prospectus (except to the extent expressly set forth in paragraph (4) of such counsel's opinion), on the basis of the foregoing and such counsel's review of the Registration Statement, the U.S. Pricing Prospectus and the U.S. Prospectus, no facts have come to the attention of such counsel which cause such counsel to believe that (A) the Registration Statement, as of the Applicable Time and as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading (in all cases, excepting the financial statements and schedules, other financial and statistical data (including financial forecasts or projections), and mineral reserve or resource estimates or any other data derived therefrom, in each case included or incorporated by reference therein), or (B) the U.S. Prospectus, as of its date (or any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (in all cases, excepting the financial statements and schedules, other financial and statistical data (including financial forecasts or projections), and mineral reserve or resource estimates or any other data derived therefrom, in each case included or incorporated by reference therein); or (C) the Pricing Disclosure Package, as of the Applicable Time and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (in all cases, excepting the financial statements and schedules, other financial and statistical data (including financial forecasts or projections), and mineral reserve or resource estimates or any other data derived therefrom, in each case included or incorporated by reference therein).

4

ANNEX IV

Form of Lock-Up Agreement

______________, 2009

Dahlman Rose & Company, LLC
As Representative of the several
Underwriters referred to below

Paramount Gold and Silver Corp. Lock-Up Agreement

Ladies and Gentlemen:

This letter agreement (this "Agreement") relates to the proposed public offering (the "Offering") by Paramount Gold and Silver Corp., a Delaware corporation (the "Company"), of its common stock, $0.001 par value per share (the "Stock").

In order to induce you and the other underwriters for which you act as representative (the "Underwriters") to underwrite the Offering, the undersigned hereby agrees that, without the prior written consent of Dahlman Rose & Company, LLC (the "Lead Manager"), during the period from the date hereof until ninety (90) days from the date of the final prospectus for the Offering (the "Lock-Up Period"), the undersigned (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and (b) will not establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. As used herein "Relevant Security" means the Stock, any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any Stock or other such equity security. Notwithstanding the foregoing, the undersigned may transfer Relevant Securities by bona fide gift, will or intestate succession, provided, each resulting transferee of Relevant Securities executes and delivers to you an agreement satisfactory to you certifying that such transferee is bound by the terms of this Agreement and has been in compliance with the terms hereof since the date first above written as if it had been an original party hereto.

Notwithstanding the preceding paragraph, if (1) during the last 17 days of the Lock-Up Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by the immediately preceding paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless the Lead Manager waives, in writing, such extension.  The undersigned acknowledges that the Company has agreed in the underwriting agreement for the Offering to provide notice to the undersigned of any event that would result in an extension of the Lock-Up Period pursuant to this paragraph, and the undersigned agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned.

The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities.  The undersigned hereby further agrees that, without the prior written consent of the Lead Manager, during the Lock-up Period the undersigned (x) will not file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms.  Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof.  Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York.  Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

[signature page follows]

Very truly yours,

By:

Print Name:

ANNEX V

Pricing Terms included in the Disclosure Package

Number of Firm Shares Offered:  16,000,000

Number of Additional Shares Offered:  2,400,000

Public Offering Price per Share:  $1.25

Underwriting Fee per Share:  $0.08125 (other than in respect of Shares purchased in the Offering by FCMI, for which the Underwriters will not receive any fee)

Date of Delivery of Firm Shares:  October 15, 2009

Issuer Free Writing Prospectuses

None